                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

    Check the appropriate box:
|_| Preliminary Proxy Statement           |_| Confidential, for Use of the
|X| Definitive Proxy Statement                Commission Only (as Permitted
|_| Definitive Additional Materials           by Rule 14a-6(e)(2))
|_| Soliciting Material pursuant to
    Rule 14a-11(c) or Rule 14a-12

                           Delta Financial Corporation
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
_______________________________________________________________________________

    (2) Aggregate number of securities to which transaction applies:
_______________________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
_______________________________________________________________________________

    (4) Proposed maximum aggregate value of transaction:
_______________________________________________________________________________

    (5) Total fee paid:
_______________________________________________________________________________

|_| Fee paid previously with preliminary materials:
_______________________________________________________________________________

    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
_______________________________________________________________________________

    (2) Form, Schedule or Registration Statement No.:
_______________________________________________________________________________

    (3) Filing Party:
_______________________________________________________________________________

    (4) Date Filed:
_______________________________________________________________________________

[DELTA FINANCIAL CORPORATION LOGO]



April 12, 2004


Delta Financial Corporation
1000 Woodbury Road
Woodbury, New York 11797


Dear Stockholder:

     We cordially invite you to attend Delta Financial Corporation's Annual Meeting of Stockholders. The meeting will be held on Tuesday, May 11, 2004, at 9:00 a.m., at the Huntington Hilton, at 598 Broad Hollow Road, Melville, New York 11747.

     As set forth in the attached Proxy Statement, the meeting will be held to consider the election of directors and the ratification of the appointment of independent auditors for 2004. Please take the time to carefully read each of the proposals stockholders are being asked to consider and vote on.

     Your vote is important. Whether or not you attend the meeting in person, I urge you to promptly vote your proxy via the Internet, by telephone or by mail using the enclosed postage paid reply envelope. If you decide to attend the meeting and vote in person, your proxy may be revoked at your request.

     We appreciate your support and look forward to seeing you at the meeting.


                                        Sincerely yours,


                                        /s/ Hugh Miller
                                        ---------------------------------------
                                        Hugh Miller
                                        President & Chief Executive Officer

                           DELTA FINANCIAL CORPORATION
                               1000 Woodbury Road
                            Woodbury, New York 11797
                            ------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 11, 2004
                            ------------------------


To the Stockholders of Delta Financial Corporation:

     The Annual Meeting of Stockholders of Delta Financial Corporation (the "Company") will be held on Tuesday, May 11, 2004, at nine o'clock in the morning, local time, at the Huntington Hilton at 598 Broad Hollow Road, Melville, New York 11747, for the following purposes:

         1. To elect three Class II Directors for a term of three years and until their successors shall have been elected and qualified ("Proposal No. 1");

         2. To ratify the appointment of KPMG LLP as independent auditors for the Company for the fiscal year ending December 31, 2004 ("Proposal No. 2"); and

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     All of these proposals are more fully described in the Proxy Statement that follows. Stockholders of record at the close of business on April 6, 2004 will be entitled to vote at the meeting and any adjournments thereof.

Please sign, date and promptly return the enclosed proxy card in the enclosed envelope, or vote by telephone or Internet (instructions are on your proxy card), so that your shares will be represented whether or not you attend the annual meeting.


                                           By Order of the Board of Directors,


                                           /s/ Marc E.Miller
                                           ------------------------------------
                                           Marc E. Miller
                                           Secretary

Woodbury, New York
April 12, 2004

                           DELTA FINANCIAL CORPORATION
                               1000 Woodbury Road
                            Woodbury, New York 11797
                            ------------------------
                                 PROXY STATEMENT
                     For 2003 Annual Meeting Of Stockholders
                       To Be Held on Tuesday, May 11, 2004
                            ------------------------

The Board of Directors is soliciting proxies to be voted at the Annual Meeting of Stockholders on May 11, 2004, at 9:00 a.m., and at any adjournments thereof, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders. The Company anticipates that the Notice, this Proxy Statement and the form of proxy enclosed will first be sent to its Stockholders on or about April 12, 2004.
-------------------------------------------------------------------------------


Who Can Vote?

Only holders of the Company's common stock, par value $.01 per share (the "Common Stock") of record at the close of business on April 6, 2004 will be entitled to vote at the meeting. As of April 6, 2004, the Company had approximately 16,937,802 shares of Common Stock outstanding, the only class of securities of the Company outstanding that may vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of Common Stock held.

What Are You Voting On?

You are voting on:

      o The election of three directors, each for a term of three years (Sidney A. Miller, Martin D. Payson and Spencer I. Browne); and

      o The ratification of the appointment of KPMG LLP as independent auditors for 2004.

How Many Votes Must Be Present To Hold A Meeting?

A majority of the votes that can be cast, or approximately 8,468,902 votes, which is known as a quorum. Under Delaware law, abstentions and broker non-votes are counted for purposes of establishing a quorum, but otherwise do not count.

If a quorum exists at the Annual Meeting, each action proposed will be approved if the number of votes cast in favor of the proposed action exceeds the number of votes cast against it.

How Do I Vote?

You can vote either in person at the Annual Meeting or by proxy without attending the Annual Meeting. To vote by proxy, you must either:

      o Fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage-paid envelope;

      o     Vote by telephone (instructions are on the proxy card); or

      o     Vote by the Internet (instructions are on the proxy card).

If you want to vote in person at the Annual Meeting, and you hold your Common Stock through a securities broker (that is, in street name), you must obtain a proxy from your broker and bring that proxy to the meeting.

How Can I Revoke Or Change My Vote?

You may revoke your proxy at any time before it is voted at the Annual Meeting by (1) sending a written notice of revocation to the Company's Secretary, or (2) by attending the Annual Meeting and voting in person.

What If I Don't Vote For Some Of The Matters Listed On My Proxy Card?

If you return your proxy card without indicating your vote, your shares will be voted for the nominees listed on the card and for KPMG LLP as the Company's auditors in 2004.

What If I Vote "Abstain"?

A vote to "abstain" on any matter will have the effect of a vote against the matter.

Can My Votes Be Voted If I Don't Return My Proxy Card And Don't Attend The Annual Meeting?

If you don't vote your shares owned in street name, your broker can vote your shares on any of the matters scheduled to come before the meeting.

If your broker does not have discretion to vote your shares held in street name on a particular proposal and you don't give your broker instructions on how to vote your shares, the votes will be broker non-votes, which will have no effect on the vote for any matter scheduled to be considered at the Annual Meeting.

If you don't vote your shares held in your name, your shares will not be voted.

The enclosed proxy also serves as the voting instruction card for the trustees who hold shares of record for participants in the Delta Funding Corp. 401(k) Profit-Sharing Plan. Shares for which the trustees receive no instructions will be voted in the same proportion as the shares for which the trustees receive instructions.

Could Other Matters Be Decided At The Annual Meeting?

We don't know of any other matters that will be considered at the Annual Meeting. If any other matters arise at the Annual Meeting, the proxies will be voted at the discretion of the proxy holders.

What Happens If The Meeting Is Postponed Or Adjourned?

Your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

Do I Need A Ticket To Attend The Annual Meeting?

Yes, you will need an admission ticket or proof of ownership of Common Stock to enter the meeting. If you are a stockholder of record, your admission ticket is the bottom half of the proxy card sent to you. If you plan to attend the meeting, please so indicate when you vote and bring the ticket with you to the meeting. If your shares are held in the name of a bank, broker or other holder of record, your admission ticket is the left side of your voting information form. If you don't bring your admission ticket, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker is an example of proof of ownership. If you arrive at the meeting without an admission ticket, we will admit you only if we are able to verify that you are a stockholder of the Company.

                                      * * *

An Annual Report to Stockholders for the year ended December 31, 2003, including financial statements, accompanies this Proxy Statement. Additional copies of the Annual Report are available upon request.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table provides information at April 2, 2004, with respect to
(1) any person known to the Company to be the beneficial owner of five percent or more of the Common Stock, (2) all Directors (both continuing and nominees) of the Company, (3) each of the five most highly compensated executive officers of the Company, and (4) all Directors and executive officers as a group. Unless otherwise indicated, the beneficial ownership disclosed consists of sole voting and investment power.


                                                                           Amount and Nature of     Percent
Name and Address of Beneficial Owner (1)                                   Beneficial Ownership    of Class
----------------------------                                                  --------------         -----
Sidney A. Miller .....................................................           441,392             2.5%
Hugh Miller (2).......................................................         9,402,817            53.1%
Richard Blass (3).....................................................           311,079             1.8%
Spencer I. Browne (4).................................................             5,000              --
Martin D. Payson (5)..................................................            68,750             0.4%
Arnold B. Pollard (6).................................................            18,750             0.1%
Margaret A. Williams (7)..............................................            16,250             0.1%
Randall F. Michaels (8) ..............................................            48,960             0.3%
Lee Miller (9)........................................................         7,564,814            42.7%
Marc E. Miller (10)...................................................         7,573,628            42.8%
William J. Horan (11) ................................................         7,313,527            41.3%

All Directors and executive officers as a group (11 persons) (12).....        10,834,886            61.2%


------------------
(1) Unless otherwise indicated, the address of each beneficial owner is c/o Delta Financial Corporation, 1000 Woodbury Road, Woodbury, NY 11797.
(2) Includes (a) 7,310,027 shares of Common Stock owned by two trusts, of which Mr. Hugh Miller is a trustee and has shared voting and investment power;
     (b) 12,676 shares of Common Stock over which he has sole voting and investment power for the benefit of two family members under the Uniform Gifts for Minor's Act; and (c) 250,000 shares of Common Stock subject to currently exercisable options or options exercisable within 60 days.
(3) Includes 290,000 shares of Common Stock subject to currently exercisable options or options exercisable within 60 days.
(4) Includes 2,500 shares of Common Stock subject to currently exercisable options or options exercisable within 60 days.
(5) Includes 18,750 shares of Common Stock subject to currently exercisable options or options exercisable within 60 days. Mr. Payson's address is 750 Lexington Avenue, New York, NY 10022.
(6) Includes 18,750 shares of Common Stock subject to currently exercisable options or options exercisable within 60 days.
(7) Includes 16,250 shares of Common Stock subject to currently exercisable options or options exercisable within 60 days. Ms. Williams's address is c/o Office of William J. Clinton, 55 West 125th Street, New York, NY 10027.
(8) Includes 40,000 shares of Common Stock subject to currently exercisable options or options exercisable within 60 days.
(9) Includes (a) 7,310,027 shares of Common Stock owned by two trusts, of which Mr. Lee Miller is a trustee and has shared voting and investment power; and
     (b) 60,000 shares of Common Stock subject to currently exercisable options or options exercisable within 60 days.
(10) Includes (a) 7,310,027 shares of Common Stock owned by two trusts, of which Mr. Marc E. Miller is a trustee and has shared voting and investment power;
     (b) 8,814 shares of Common Stock over which he has sole voting and investment power for the benefit of two family members under the Uniform Gifts for Minor's Act; and (c) 60,000 shares of Common Stock subject to currently exercisable options or options exercisable within 60 days.
(11) Includes (a) 7,310,027 shares of Common Stock owned by two trusts, of which Mr. Horan is a trustee and has shared voting and investment power; and (b) 3,500 shares of Common Stock subject to currently exercisable options or options exercisable within 60 days.
(12) Includes 759,750 shares of Common Stock subject to currently exercisable options or options exercisable within 60 days.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     The Company's Board of Directors currently consists of seven members divided into three classes serving staggered terms, with the term of one class of Directors to expire each year. The Board has determined that all four non-employee directors are independent under applicable rules of the American Stock Exchange (the "AMEX"). At the Annual Meeting, the stockholders will elect three Class II Directors, each for a term of three years, expiring in 2007 and until their successors shall have been elected and qualified. The term of the Class III Directors expires in 2005, and the term of the Class I Directors expires in 2006, at which times the Directors of such classes will be elected for three-year terms.

     The nominees are presently serving as Directors of the Company. If no direction to the contrary is given, all proxies received by the Board of Directors will be voted "FOR" the election as Directors of Sidney A. Miller, Martin D. Payson and Spencer I. Browne. If any nominee is unable or declines to serve, the proxy solicited herewith may be voted for the election of another person in his or her stead at the discretion of the proxies. The Board of Directors knows of no reason to anticipate that this will occur.

     Biographical information follows for each person nominated and each person whose term of office will continue after the Annual Meeting. Delta Financial was incorporated in Delaware in August 1996 to acquire all of the outstanding capital stock of Delta Funding Corporation, a New York corporation. References to the Company in the following biographies, and in the biographies of executive officers below, may include references to Delta Funding Corporation prior to the Company's incorporation.

Nominees

   Class II Directors

     Sidney A. Miller founded the Company and has been Chairman of the Board of Directors of the Company since its inception. He was President and Chief Executive Officer of the Company from 1982 to 1991 and has been involved in the mortgage banking industry since 1974. He is also a chartered life insurance underwriter. Mr. Miller is a Board Member of the Interfaith Nutrition Network for the Homeless, Finance Chairman of the Board of Trustees for Hunter College Foundation, an Executive Board Member of the Boy Scouts of America, a Member of Business Executives for National Security and an Associate Trustee of North Shore University Hospital.

     Martin D. Payson became a Director of the Company in 1996. Mr. Payson is an investor and business advisor, having formerly served as Vice Chairman of Time Warner, Inc. from 1990 to 1992. Prior to the merger of Time Inc. and Warner Communications, Inc., Mr. Payson held the position of Office of the President and General Counsel of Warner Communications, Inc., of which he also was a Director for 14 years. From 1997 to 2000, he was Chairman of Latin Communications Group Inc. Mr. Payson serves on the Board of Directors of Panavision Inc. and Information Holdings, Inc.

     Spencer I. Browne became a Director of the Company in 2003. Mr. Browne is a principal of Strategic Asset Management, LLC, a privately owned investment firm that he founded in November 1996 to assist small and mid-sized companies with access to the capital markets. Prior thereto, in 1996, Mr. Browne served as President, Chief Executive Officer and a director of Asset Investors Corporation, now American Land Lease, Inc., a company he co-founded in 1986. In addition, from June 1990 to March 1996, Mr. Browne was president and a director of MDC Holdings, Inc., the parent company of a major homebuilder in Colorado. Mr. Browne currently serves on the Board of Directors of Annaly Mortgage Management, Inc., Internet Commerce Corporation and Government Properties Trust, Inc.

Continuing Directors

   Class I Directors

     Richard Blass is an Executive Vice President of the Company and has been the Chief Financial Officer since 1997, and a Director since 1996. He has served in various capacities since joining the Company in 1992. Prior thereto, Mr. Blass was a money market and derivatives trader at Citicorp Securities Markets Inc.

     Arnold B. Pollard, Ph.D., is the Chief Executive Officer of CE Group and became a Director of the Company in 1996. Dr. Pollard has been the President of Decision Associates, a management consulting firm specializing in organizational strategy and structure, for over 25 years. Dr. Pollard served as Chief Executive Officer of Chief Executive Group, which publishes Chief Executive magazine, from 1993 to 2002. Dr. Pollard was also a founding member of the Strategic Decision Analysis Group of SRI. Dr. Pollard also serves on the Board of Directors of Firebrand Financial Corporation, Sonic Foundry, the International Management Education Foundation, and The Committee for Economic Development, and is on the advisory board of People Trends, Inc.

   Class III Directors

     Hugh Miller has been the President and Chief Executive Officer of the Company since 1991, and a Director since inception. He has been associated with the Company in various capacities since 1985 and has been primarily responsible for the day-to-day operations of the Company since 1985. Mr. Miller serves on the executive committee of the National Home Equity Mortgage Association.

     Margaret A. Williams became a Director of the Company in April 2000. Ms. Williams has been the Chief of Staff for the Office of William J. Clinton since 2001. Prior thereto, Ms. Williams served as the President of Fenton Communications, a public relations firm, from 2000 to 2001 and as a communications consultant from 1997 to 2000. Ms. Williams served as one of seventeen assistants to then President of the United States of America William Jefferson Clinton and as Chief of Staff to then First Lady Hillary Rodham Clinton from 1993 to 1997. Ms. Williams was the Director of Communications for the Children's Defense Fund, a national non-profit organization, from 1985 to 1990 and the Deputy Director of Media Relations for the Center on Budget and Policy from 1983 to 1985.

Board and Committee Meetings

     The Company has an Executive Committee, a Compensation Committee, an Audit Committee and a Nominating Committee. The Executive Committee, currently comprised of Messrs. Sidney A. Miller, Hugh Miller and Richard Blass, is authorized and empowered, to the extent permitted by Delaware law, to exercise all functions of the Board of Directors in the interval between meetings of the Board of Directors. The Compensation Committee, currently comprised of Messrs. Pollard and Payson, reviews and approves the compensation of executive officers and key employees and administers the Company's stock option plan. The Audit Committee, currently comprised of Messrs. Payson, Pollard and Browne, engages the Company's independent auditors, reviews with such independent auditors the plan for and result of their auditing engagement and the independence of such auditors, among other things.

     The Nominating Committee, which was established in 2004, is currently comprised of Messrs. Pollard and Payson, is responsible for assisting the Board in selecting nominees for election to the Board and monitoring the composition of the Board. The Board has determined that Messrs. Pollard and Payson are independent directors under the applicable rules of the AMEX. A current copy of the Nominating Committee Charter is available on the Company's website at http://www.deltafinancial.com. In considering potential new directors and officers, the Nominating Committee will review individuals from various disciplines and backgrounds, and consider the following qualifications: broad experience in business, finance or administration; familiarity with national business matters; familiarity with the Corporation's industry; independence; and prominence and reputation. After making such a review, the Nominating Committee submits the nomination to the full Board of Directors for approval. The Nominating Committee will consider nominees recommended by security holders, provided such nominees are qualified as described above. Security holders can mail any such recommendations, including the criteria outlined above, to the Corporate Security, Delta Financial Corporation, 1000 Woodbury Road, Suite 200, Woodbury, NY 11797. Spencer I. Browne was added to our Board since the last Annual Meeting of Stockholders. Mr. Browne's nomination was recommended by our Chief Financial Officer.

     During the year ended December 31, 2003, there were 16 meetings of the Board of Directors, nine meetings of the Audit Committee, two meetings of the Compensation Committee and no meetings of the Executive Committee. All directors other than Ms. Williams attended at least 75% of the aggregate number of meetings of the Board and the committees of the Board on which they served. The Company requests, but does not require, each member of the Board of Directors to attend each annual shareholder meeting. All of the members of our Board of Directors attended last year's annual meeting.

Contacting the Board of Directors

     Stockholders who wish to communicate with the Board may do so by mailing any such communications to the Corporate Secretary, Delta Financial Corporation, 1000 Woodbury Road, Suite 200, Woodbury, NY 11797. All communications are distributed to the Board of Directors, as appropriate, depending upon the facts and circumstances outlined in the communications received. For example, if any complaints regarding accounting and/or auditing matters are received, then they will be forwarded by the Corporate Secretary to the Chairman of the Audit Committee for review.

Compensation of Directors

     In 2003, each Director who was not an officer or employee of the Company was paid an annual fee of $25,000 in addition to a fee of $2,000, plus expenses, for each Board of Directors meeting attended. Each committee member who was not an officer or employee of the Company was paid a fee of $2,000, plus expenses, for each committee meeting attended. Committee fees are paid only for meetings held on days when no Board of Directors meeting is held. In addition, each member of the Audit Committee was paid an annual fee of $5,000. Each non-employee Director also received, upon his or her appointment to the Board, a grant of 10,000 options, one-quarter of which vested immediately upon election with an additional one-quarter vesting each year thereafter. In August 2001, each non-employee Director received a grant of 25,000 options, one-quarter of which vested immediately upon election with an additional one-quarter vesting each year thereafter.

                                   MANAGEMENT

   Directors and Executive Officers

     The Directors and Executive Officers of the Company as of December 31, 2003 are as follows:


                                                   Director
Name                                          Age    Since     Position Held with the Company
----                                           ---  --------   ------------------------------
Sidney A. Miller...........................    69     1996     Chairman of the Board of Directors
Hugh Miller................................    40     1996     President, Chief Executive Officer and
                                                               Director
Richard Blass..............................    40     1996     Executive Vice President, Chief Financial
                                                               Officer and Director
Spencer I. Browne..........................    54     2003     Director
Martin D. Payson...........................    68     1996     Director
Arnold B. Pollard..........................    61     1996     Director
Margaret Williams..........................    49     2000     Director
Randall F. Michaels........................    44       --     Executive Vice President
Lee Miller.................................    34       --     Executive Vice President, Chief Credit Officer and
                                                               Treasurer
Marc E. Miller.............................    37       --     Senior Vice President, General Counsel and Secretary


     Biographical information follows for the Executive Officers named in the above chart who are not Directors of the Company.

     Randall F. Michaels is an Executive Vice President of the Company in charge of Sales and Marketing. Mr. Michaels re-joined the Company in September 2001 as the National Sales Manager, the position he previously held from 1995 (when he joined the Company) until June 2001, when Mr. Michaels left the Company. Mr. Michaels is primarily responsible for supervising all aspects of sales and marketing for the Company. Prior to joining Delta, Mr. Michaels was Regional Sales Manager of Quality Mortgage/Express Funding Inc., a mortgage finance company, for two years and, before that, Regional Sales Manager for American Funding Group, a mortgage finance company, for six years.

     Lee Miller, CFA, is an Executive Vice President of the Company, Chief Credit Officer and Treasurer. Mr. Miller joined the Company in 1994 as an Assistant Vice President, and his responsibilities have included analyzing securitization structures, product development, pricing, secondary marketing and risk management. Prior to joining the Company, Mr. Miller worked at J.P. Morgan Institutional Management trading money market securities and analyzing relative value.

     Marc E. Miller has been a Senior Vice President and General Counsel of the Company since 1998, overseeing the Company's corporate legal department. Mr. Miller joined the Company in 1993 as an Assistant Vice President, primarily overseeing aspects of default management and handling certain in-house legal responsibilities. Prior to joining the Company, from 1991 to 1993, Mr. Miller was an Associate at the law firm of Winick & Rich, P.C., where he specialized in commercial litigation.

Family Relationships

     Hugh Miller, Marc E. Miller and Lee Miller are Sidney A. Miller's sons. No other family relationship exists among any of the Directors or executive officers of the Company as of December 31, 2003. No arrangement or understanding exists between any Director or executive officer or any other person pursuant to which any Director or executive officer was selected as a Director or executive officer of the Company. Subject to rights under applicable employment agreements, each executive officer serves at the pleasure of the Board of Directors.

                             EXECUTIVE COMPENSATION

     The following report submitted by the Compensation Committee of the Board of Directors provides information regarding policies and practices concerning compensation of the Chief Executive Officer and other executive officers.

Compensation Committee Report on Executive Compensation

     The Company's Compensation Committee is responsible for setting the compensation paid to the Chief Executive Officer and for final approval of the compensation paid to other executive officers of the Company, approving or disapproving the recommendations of the Chief Executive Officer as to such compensation. Several of the executive officers, including the Chief Executive Officer, are compensated pursuant to the terms of written employment agreements approved by the Compensation Committee. (See "-Employment Agreements").

     Philosophy. The Compensation Committee bases its executive compensation policy on the same principles that guide the Company in establishing all its compensation packages. The Company designs packages to attract, retain, and motivate talented individuals at all levels of the organization while balancing its overall cost structure and the interests of its stakeholders. Among other things:

     o We base compensation on the level of job responsibility, individual performance, and Company performance;

     o We reflect in our compensation the value of the job in the marketplace. To attract and retain a highly skilled workforce, the Company must remain competitive with the pay of other employers who compete with us for talent; and

     o To assure our employees' interests are aligned with those of our stockholders, we provide employees at various levels of the organization with stock options.

     We consider various measures of the Company's performance, including overall loan production, profitability, cash flow/liquidity and total shareholder return. These data assist us in exercising judgment in establishing total compensation ranges. We do not assign these performance measures relative weights (with the exception of our Executive Vice President of Sales and Marketing, who is compensated primarily in commissions based upon loan production); but rather make a subjective determination after considering all such measures collectively.

     Components of Executive Compensation.

     Executives are provided with a combination of one or more of the following types of compensation: salary and annual bonus.

     Salary: All executive officers are provided with a base annual salary that is typically reviewed on an annual basis by the Chief Executive Officer and the Compensation Committee. Salary and increases are determined partially by comparison to salaries for similar positions at comparable companies, the executive's annual performance review, the value of the contributions made by the executive and the executive's and the Company's performance in relation to goals established at the beginning of the period. In addition to considering the above factors when approving compensation increases, the Compensation Committee also considers the overall financial health of the Company. The Compensation Committee does not apply formulas; instead it exercises its judgment and discretion.

     Annual Bonus: The Company also attempts to motivate its executives by providing them the opportunity to earn an annual bonus. These bonuses, if paid, can represent a significant portion of the executive's total compensation. The bonus amount depends upon the Compensation Committee's evaluation of such executive's work performance and contribution to the Company's success. As with base salaries, the Compensation Committee does not apply formulas (with the one exception noted above); instead it exercises its judgment and discretion.

     The Compensation Committee believes that a meaningful base salary and bonus are necessary to retain and attract qualified executive personnel. The Compensation Committee met twice in 2003.

     Stock Option Plan. As of December 31, 2003, the Company has granted options to purchase an aggregate of 2,236,950 shares of Common Stock to eligible recipients under the 1996 Stock Option Plan of Delta Financial Corporation (the "1996 Plan") or the Delta Financial Corporation 2001 Stock Option Plan (the "2001 Plan", together with the 1996 Plan, the "Stock Option Plans"). A total of 2,200,000 and 1,500,000 shares of Common Stock are reserved for issuance under the 1996 Plan and the 2001 Plan.

     The purpose of the Stock Option Plans is to encourage the Company's employees and Directors to acquire a larger proprietary interest in the Company and to provide incentives to maximize the long-term growth of the Company. The Company believes the opportunity to acquire such a proprietary interest will aid the Company in securing and retaining qualified employees.

     The Compensation Committee believes that equity ownership by management helps align management and stockholder interest and enhances stockholder value. The Compensation Committee believes that, based on the Company's performance, granting additional equity interest to management is warranted to reward them for past performance and encourage their future efforts.

     In 2003, stock options were granted to various employees, including management, at exercise prices either at or above market price on the date of the grant. The Compensation Committee will continue to review option-based compensation from time to time and reward management with compensation reflecting the Company's, and management's, performance.

     Deductibility Cap on Executive Compensation. Under federal U.S. income tax law - Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") - the Company cannot take a tax deduction for certain compensation paid in excess of $1 million to the Chief Executive Officer and other executive officers listed in the Summary Compensation Table below.

     Chief Executive Officer Compensation

     For 2003, Mr. Miller earned $1,750,000 in salary and bonus, as shown on the Summary Compensation Table below. The Compensation Committee considered this level of payment to be fair and appropriate in view of Mr. Miller's effectiveness in leading the Company to its strong operational, financial and cash flow results in 2003.



                                              COMPENSATION COMMITTEE
                                              Arnold B. Pollard, Chairman
                                              Martin D. Payson

                           SUMMARY COMPENSATION TABLE

     The following table summarizes the compensation for the past three years of the Company's Chief Executive Officer and each of the Company's other four most highly compensated executive officers:


                                                                                      Long-Term
                                                                                    Compensation
                                                Annual Compensation                    Awards
                                  --------------------------------------------      -------------     ----------------
                                                                  Other Annual      No. of Stock        All Other
Name and Principal Position       Year      Salary       Bonus    Compensation        Options         Compensation (1)
---------------------------       -----     -------     --------  ------------      -------------     -----------------
Hugh Miller..................     2003     $ 350,000 $ 1,400,000          --                 --             $4,625
   Chief Executive Officer        2002       344,346     500,000          --            250,000             $2,066
                                  2001       315,000      50,203          --            250,000              2,033

Richard Blass (2)............     2003       300,000     600,000          --                 --              4,856
   Chief Financial Officer        2002       291,923     202,137          --            100,000              2,051
                                  2001       250,000         203   $ 300,000            250,000              4,375

Randall F. Michaels (3)......     2003       200,000     364,852          --              --                 4,084
   Executive Vice President..     2002       200,000     221,417          --              --                 3,531
                                  2001       120,481     107,247          --            100,000 (4)          3,263

Lee Miller...................     2003       250,000     300,000          --                 --              5,045
   Executive Vice President       2002       250,000     100,000          --                 --              3,576
                                  2001       250,000      25,203          --            100,000              3,503

Marc E. Miller...............     2003       250,000     152,537          --                 --              5,062
   Senior Vice President          2002       250,000      50,000          --                 --              3,562
                                  2001       250,000      25,203          --            100,000              3,463


-----------------------
(1) Consists of matching contributions by the Company to the officers' respective accounts pursuant to the Delta Funding Corporation 401(k) Profit-Sharing Plan and value of group term insurance over $50,000 reported as taxable income.
(2) Mr. Blass' prior employment agreement, dated July 1, 1999, provided for a sign up bonus of $400,0000 and minimum annual bonuses of $300,000 for each fiscal year ending December 31, 2000 and 2001.
(3) Mr. Michaels' bonus primarily consists of commissions paid to Mr. Michaels throughout the year based upon the Company's loan production for such year. Mr. Michaels terminated his employment with the Company in June 2001 and he later re-joined the Company in September 2001.
(4) Mr. Michaels was granted 100,000 options in May 2001, which expired when he terminated his employment in June 2001. Upon re-joining the Company in September 2001, Mr. Michaels received a new grant of 100,000 options.

                        OPTION GRANTS IN LAST FISCAL YEAR

     The following table shows all grants of options in 2003 to the executive officers of the Company named in the Summary Compensation Table. The options were granted under the Company's 1996 and 2001 Plans. Pursuant to the rules of the Securities and Exchange Commission (the "SEC"), the table also shows the value of the options granted at the end of the option terms (seven years) if the stock price were to appreciate annually by 5% and 10%, respectively. There is no assurance that the stock price will appreciate at the rates shown in the table. The table also indicates that if the stock price does not appreciate, there will be no increase in the potential realizable value of the options granted.


                                            Individual Grants
                              ----------------------------------------------
                                                Percent of                            Potential Realizable Value
                                               Total Options                            at Assumed Annual Rates
                                Number of       Granted to                            of Stock Price Appreciation
                                Securities     Employees in    Exercise                      for Option Term
                                Underlying     Fiscal Year     Price      Expiration  ---------------------------
Name                          Options Granted       2003       ($/Sh)        Date           5%           10%
-----                         --------------   ------------     ----         ----          ----         ----
Randall F. Michaels.....          50,000           39.7%        $5.94     08/13/10     $ 120,909     $ 281,769



* Options issued on August 13, 2003 and become exercisable 20% per year beginning on the first anniversary date.

       Securities Authorized for Issuance Under Equity Compensation Plans

     The following table sets forth information about the shares of common stock issuable under our equity compensation plans at December 31, 2003:


                      Equity Compensation Plan Information
-------------------------------------------------------------------------------------------------------------------
Plan Category                     Number of Securities to be     Weighted-Average        Number of Securities Remaining
                                  Issued Upon Exercise of        Exercise Price of       Available for Future Issuance
                                  Outstanding Options            Outstanding Options     Under Equity Compensation
                                                                                         Plans (1)
Equity compensation plans
approved by security holders            2,236,950                     $ 2.00                     1,463,050

Equity compensation plans not
approved by security holders                  n/a                        n/a                           n/a

Total                                   2,236,950                     $ 2.00                     1,463,050


 (1) Excluding securities reflected in the first column.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

     There were no options exercised by any of the executive officers of the Company named in the Summary Compensation Table during 2003. No stock appreciation rights ("SARs") have ever been granted by the Company to executive officers.


                                                                  Number of Securities                  Value of Unexercised
                                                                 Underlying Unexercised                In-The-Money Options
                                 Shares                      Options at Fiscal Year End (#)           at Fiscal Year End ($)
                              Acquired on       Value        ----------------------------------   ----------------------------------
Name                          Exercise (#)   Realized ($)    Exercisable (#)  Unexercisable (#)   Exercisable ($)  Unexercisable ($)
----                          ------------   ------------    ---------------  -----------------   ---------------  -----------------
Hugh Miller..............         --             --             150,000            350,000           $ 922,500     $  2,027,500
Richard Blass............         --             --             200,000            250,000             893,000        1,527,000
Randall F. Michaels......         --             --              40,000            110,000             266,000          459,500
Lee Miller...............         --             --              40,000             60,000             266,000          399,000
Marc E. Miller...........         --             --              40,000             60,000             266,000          399,000



Employment Agreements

     The Chief Executive Officer and all Executive Vice Presidents have an employment agreement with the Company, as follows:


     Name                  Position                   Date of Agreement         Term
     ----                  --------                   -----------------         ----
     Sidney A. Miller      Chairman                   September 12, 2002        3 years
     Hugh Miller           President and CEO          February 27, 2002         5 years
     Richard Blass         Executive VP and CFO       February 27, 2002         3 years
     Randall F. Michaels   Executive VP               August 13, 2003           3 years


     Under the terms of the respective employment agreements, the Company pays Sidney A. Miller a minimum base salary of $250,000, Hugh Miller a minimum base salary of $500,000 per year, Richard Blass a minimum base salary of $350,000 per year, and Randall F. Michaels a minimum base salary of $200,000 per year. Each of these officers is entitled to participate generally in the Company's employee benefit plans, including the Stock Option Plans, and is eligible to receive an incentive bonus. The cash bonuses available to each executive are made at the discretion of the Board of Directors and are based on subjective performance criteria as described above. Under the terms of his employment agreement, Mr. Michaels was paid a sign up bonus of $155,000, which Mr. Michaels deferred receipt of until 2004, and 50,000 stock options at an exercise price of $5.94 per share, the Company's stock price on the date of grant.

     Under the terms of their respective employment agreements, Messrs. Sidney Miller, Hugh Miller and Richard Blass also are granted benefits covering medical expenses not covered by insurance (up to $100,000 per year). Under the terms of his employment agreement, Mr. Hugh Miller was granted benefits covering life insurance of up to $1,000,000.

     If any of these four executive officers is terminated for "reasonable cause," which definition generally includes termination by the Company due to the executive's willful failure to perform his duties under the employment agreement, the executive's personal dishonesty, or the executive's breach of his fiduciary duties or the terms of the employment agreement to which he is a party, then the Company is obligated to pay the terminated executive only his base salary up to the date of his "for cause" termination.

     If the employment of any of Messrs. Sidney Miller, Hugh Miller or Richard Blass is terminated by the Company without cause, or by them for "good reason" (which generally includes resignation due to a material breach by the Company of his employment agreement, a material change in the executive's duties or responsibilities, a reduction in the executive's base salary as then in effect or a relocation or actual change in the executive's place of employment outside of Long Island, New York), the Company is obligated to pay such executive officer as severance an amount equal to the product of (1) the lesser of (A) the remaining term in years plus 1, multiplied by 100% or (B) 299%, multiplied by
(2) the last five years' average annual compensation as calculated in accordance with Section 280G of the Code. If the employment of Mr. Michaels is terminated by the Company without cause, the Company is obligated to pay him as severance an amount equal to (a) if such termination occurs within the first two years of the term of Mr. Michaels' agreement, the sum of (1) one year's salary and (2) 12 times the average commissions per month earned by Mr. Michaels over the six calendar months immediately preceding the date of termination, or (b) if such termination occurs after the second year of the term of Mr. Michaels' agreement, an amount equal to the sum of (1) the lesser of six month's salary and the total salary due over the remaining term and (2) six times the average commissions per month earned by Mr. Michaels over the six calendar months immediately preceding the date of termination. If, at the expiration of the initial term of Mr. Hugh Miller's employment agreement, the Company does not extend the agreement for at least one year under fair and reasonable terms, then (unless waived by Mr. Miller), the Company is obligated to pay Mr. Miller severance equal to the sum of his annual salary at the rate in effect at the termination and the average of his annual bonuses over the last five years.

     If, upon a change of control, Messrs. Sidney Miller, Hugh Miller and/or Richard Blass is terminated or resigns for "good reason" within 24 months of such change of control, the Company is obligated to pay Messrs. Sidney Miller, Hugh Miller and/or Richard Blass as severance and in lieu of any further compensation an amount equal to the product of (1) 299%, multiplied by (2) the last five years' average annual compensation as calculated in accordance with
Section 280G of the Code.

     The Company has adopted a code of ethics, with policies and procedures that apply to its chief executive officer, chief financial officer and other executive officers. A copy of our code of ethics may be found on our website at http://www.deltafinancial.com. A copy of this code of ethics will be provided to any person, without charge, upon written request to: Investor Relations Department, Delta Financial Corporation, 1000 Woodbury Road, Woodbury, New York 11797.

     Compensation Committee Interlocks and Insider Participation

     No member of the Compensation Committee has ever been one of our officers or employees, or an officer or employee of any of our subsidiaries. None of our executive officers has served on the board of directors or on the compensation committee of any other entity, any officers of which served either on our Board of Directors or on our Compensation Committee.

Audit Committee

     The Company has a standing Audit Committee comprised of Messrs. Payson, Pollard and Browne. The Board has determined that Messrs. Payson, Pollard and Browne all meet the independence criteria under Section 112A of the newly adopted listing qualifications of the AMEX for service on the Audit Committee. In addition, the Board has determined that Messrs. Payson and Browne have the attributes of an "audit committee financial expert" as defined in applicable SEC regulations.

     The Audit Committee is governed by a written charter approved by the Board. A copy of this charter, as revised in 2004 to conform with the new AMEX listing standards, is included in this Proxy Statement as Appendix A. Information regarding the functions of the Audit Committee and the number of meetings held during the fiscal year, is set forth in the "Report of the Audit Committee," included below.

                          REPORT OF THE AUDIT COMMITTEE

     The Audit Committee assists the Board of Directors in monitoring the Company's accounting and financial reporting process, and has a key role in the oversight and supervision of the Company's outside independent auditors. This role includes sole authority to (1) appoint or replace the Company's independent auditors, (2) pre-approve all audit or permissible non-audit services the Company's independent auditors performs on behalf of the Company and (3) approve compensation related to all auditing services and any permissible non-audit services. The Audit Committee also oversees the Company's procedures for the receipt, retention and treatment of complaints the Company receives regarding accounting, internal accounting controls or auditing matters and reviews all related party transactions for potential conflicts of interest. Shareholders interested in greater detail as to the functions and responsibilities of the Audit Committee should refer to the Audit Committee Charter attached to this Proxy Statement as Appendix A.

     Management has the primary responsibility for the Company's financial statements and reporting process, including the system of internal controls. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. The Audit Committee periodically met with management, the internal auditor and the independent auditors.

     In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited consolidated financial statements in the Annual Report on Form 10-K for the period ended December 31, 2003. Management has represented to the Committee that the financial statements were prepared in accordance with accounting principals generally accepted in the United States of America (GAAP).

     The Audit Committee reviewed the consolidated audited financial statements with KPMG LLP, the independent auditing firm for the Company, who is responsible for expressing an opinion on the conformity of those statements with GAAP and discussed with KPMG its judgment as to the quality, not just the acceptability, of the Company's accounting principles and the matters required to be communicated by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended by Statement of Auditing Standards No. 90, "Audit Committee Communications".

     The Audit Committee also has received from KPMG the written disclosures and letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with KPMG that firm's independence from the Company and has considered whether the provision of non-audit services is compatible with maintaining KPMG's independence.

     The Audit Committee discussed with the Company's Internal Auditors and KPMG the overall scope and plans for their respective audits. The Audit Committee meets with the Internal Auditors and KPMG to discuss the results of their audits, their evaluations of the Company's system of internal control, and the overall quality of the Company's financial reporting. Both the Internal Auditors and KPMG have unrestricted access to the Audit Committee. The Committee held 9 meetings during fiscal year 2003.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

                                           THE AUDIT COMMITTEE
                                           Martin D. Payson, Chairman
                                           Arnold B. Pollard
                                           Spencer I. Browne

Performance Graph

     Set forth below is a graph comparing the five year cumulative total stockholder returns (assuming reinvestment of dividends) of the Company to Standard & Poor's 600 Small Cap Composite Stock Index ("S&P Small Cap 600"), the Standard & Poor's 500 Composite Index ("S&P 500") and certain peer group/comparable companies ("Peer Group Companies").* The graph assumes $100 invested on December 31, 1998 in the Company, the S&P Small Cap 600 Index, the S&P 500 Index and the Peer Group Companies.


        COMPARISON OF FIVE-YEAR RETURN AMONG DELTA FINANCIAL CORPORATION,
         S&P SMALLCAP 600 INDEX, S&P 500 INDEX AND PEER GROUP COMPANIES


                            TOTAL SHAREHOLDER RETURN


Company Name / Index       Dec-98         Dec-99          Dec-00          Dec-01         Dec-02         Dec-03
--------------------       ------         ------          ------          ------         ------         ------
DELTA FINANCIAL CORP        100         69.47370         5.2631886       14.4842949      18.5264271    120.4217763
S&P SMALLCAP 600 INDEX      100         111.5189       123.8102901      130.9088293     110.8592257    152.4694601
S&P 500 INDEX               100          119.526       107.4070198       93.3982444      71.5748106     90.4565320
PEER GROUP (simple)         100      133.1647359       252.5902339      228.6713328     243.2272217    670.4850284

-------------------------

* Peer Group Companies, which were selected based primarily upon SIC number, market value and type of business, include the following comparable companies: Aames Financial Corp., Accredited Home Lenders, Inc., American Business Financial Services Inc., IndyMac Bancorp, Inc., New Century Financial Corp., Novastar Financial Inc. and Saxon Capital Inc.

Related Party Transactions

     There were no related party transactions in 2003. Up to and including 2002, the Company used to pay the annual premium on a $25 million split-dollar life insurance policy for Sidney A. Miller. The beneficiaries on the policy are certain members of the Miller family; however, in the event of Sidney A. Miller's demise, before any other payments are made the Company would have first been reimbursed out of the proceeds of the policy for the lesser of the cash value or all premiums it had paid during the term of the policy. In 2002, the Company ceased paying premiums on this policy, was removed from the policy and was reimbursed for all premiums it paid over the life of the policy.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during 2003 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

     THE BOARD OF DIRECTORS HAS NOMINATED SIDNEY A. MILLER, MARTIN D. PAYSON AND SPENCER I. BROWNE AS CLASS II DIRECTORS AND RECOMMENDS THAT THE STOCKHOLDERS VOTE TO ELECT SIDNEY A. MILLER, MARTIN D. PAYSON AND SPENCER I. BROWNE.

     The three nominees receiving the highest number of "for" votes represented by shares of the Company's Common Stock in person or represented by proxy and entitled to vote at the annual meeting will be elected.

PROPOSAL NO. 2

                           RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

     The Audit Committee of the Board of Directors has selected the firm of KPMG LLP as the Company's independent auditors for the year ending December 31, 2004. KPMG has served as the Company's independent auditors since 1989. Ratification of such appointment requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented and voting in person or by proxy at the Annual Meeting or any adjournment thereof. In the event of a negative vote on such ratification, the Audit Committee of the Board of Directors will reconsider its selection.

     Representatives of KPMG are expected to be present at the Annual Meeting, at which time they will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

                        FEES PAID TO INDEPENDENT AUDITORS

     The aggregate fees described below were billed to the Company by KPMG for the fiscal year ended December 31, 2003. Audit and Audit Related Fees aggregated $602,625 and $412,550 for the years ended December 31, 2003 and 2002, and were comprised of the following:

     Audit Fees

     The aggregate fees billed by KPMG for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2003, for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for 2003, other statutory and regulatory filings and comfort letters and consents related to proposed capital markets transactions were $467,625. The comparative amount for the year ended December 31, 2002 was $230,300.

     Audit-Related Fees

     KPMG billed the Company $135,000, in the aggregate, for Audit-Related Fees related to services rendered in connection with data verification relating to securitization transactions completed in 2003. The comparative amount for the year ended December 31, 2002 was $182,250.

     Other fees were comprised of the following:

     Tax Fees

     KPMG billed the Company $238,908 for professional services rendered for tax compliance, the preparation of REMIC Pass-Through Certificates tax returns for each of the Company's outstanding securitizations, a Section 382 analysis, state income tax audits and other tax related matters. The comparative amount for the year ended December 31, 2002 was $220,058.

     All Other Fees

     The Company did not engage KPMG to provide professional services other than those described above during the years ended December 31, 2003 or 2002.

     The Audit Committee has considered whether the provision of these services is compatible with maintaining the independence of KPMG.

     THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS HAS APPROVED THE APPOINTMENT OF KPMG LLP AND RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2004.

     Ratification of the appointment of KPMG LLP as the Company's independent auditors for the year ending December 31, 2004 requires the affirmative vote of a majority of the shares of the Company's Common Stock present in person or represented by proxy and entitled to vote at the meeting.

                                 OTHER BUSINESS

     As of the date of this Proxy Statement, the only business that the Board of Directors intends to present, and knows that others will present, at the Annual Meeting is that set forth herein. If any other matter or matters are properly brought before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

                              STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the Company's 2005 Annual Meeting of Stockholders must be received by the Company on or prior to December 13, 2004 to be eligible for inclusion in the Company's Proxy Statement and form of Proxy to be used in connection with the 2005 Annual Meeting.

                                OTHER INFORMATION

     The costs of solicitation of proxies will be borne by the Company. Directors, officers and other employees of the Company may solicit proxies in person or by telephone, without additional compensation thereof, other than reimbursement of out-of-pocket expenses. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the shares held of record by such persons, and the Company will reimburse them for the reasonable out-of-pocket expenses incurred by them in so doing.

                                     REPORTS

     The Company will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of the Company's annual report on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission, including the financial statements and schedules attached thereto. Requests for copies of such Annual Report on Form 10-K should be directed to: Investor Relations Department, Delta Financial Corporation, 1000 Woodbury Road, Woodbury, New York 11797. The Proxy Statement and the Company's 2003 Annual Report to Stockholders and the Annual Report on Form 10-K are also available on the Company's website at: http://www.deltafinancial.com. The 2003 Annual Report to Stockholders, Annual Report on Form 10-K and information on the website other than the Proxy Statement, are not part of the Company's proxy soliciting materials.


                                        By Order of the Board of Directors,
                                        Marc E. Miller
                                        Secretary
Woodbury, New York
April 12, 2004

                                   APPENDIX A

                           DELTA FINANCIAL CORPORATION
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                     CHARTER

Purpose of Committee

         The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") of Delta Financial Corporation (the "Company") to assist the Board with monitoring (1) the integrity of the Company's financial statements, (2) the Company's compliance with legal and regulatory requirements,
(3) the Company's independent auditor's qualifications and independence, (4) the Company's system of internal controls, and (5) the performance of the Company's internal audit function and independent auditors. The Committee shall prepare the report that the rules of the Securities and Exchange Commission require be included in the Company's annual proxy statement.

         The function of the Committee is oversight. It is not the Committee's responsibility to certify the Company's financial statements or to guarantee the report of the independent auditor. The Company's management is responsible for the (1) preparation, presentation and integrity of the Company's financial statements, (2) maintenance of appropriate accounting and financial reporting principles and policies, and (3) maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditor is responsible for planning and carrying out a proper audit and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Company. As such, it is not the duty or responsibility of the Committee or its members to conduct auditing or accounting reviews or procedures, except to the extent described below under "Performance Evaluations". Each member of the Committee shall be entitled to rely on (1) the integrity of those persons and organizations within and outside the Company from which it receives information and (2) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Company's Board). In addition, the evaluation of the Company's financial statements by the Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the independent auditor, nor does the Committee's evaluation substitute for the responsibilities of the Company's management for preparing, or the independent auditor for auditing, the financial statements.

Committee Duties and Responsibilities

         The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

     1. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations," and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

     2. Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors' review of the quarterly financial statements.

     3. Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally (i.e., discussion of the types of information to be disclosed and the type of presentation to be made). The Committee is not required to discuss in advance each earnings press release or each instance in which the Company provides earnings guidance.

     4. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principals, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

     5.   Review and discuss quarterly reports from the independent auditor on:

          (a)  all critical accounting policies and practices to be used;

          (b) analyses prepared by management and/or the independent auditor setting forth the effects of using alternative methods under generally accepted accounting principles ("GAAP") on the financial statements; and

          (c) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

     6. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of the independent auditor's activities or access to requested information, and any significant disagreements with management.

     7. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

     8. While it is the job of management to assess and manage the Company's exposure to risk, the Committee should discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

     9. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

Oversight of the Company's Relationship with the Independent Auditor

     10. Have sole authority to retain, compensate, oversee and terminate the Company's independent auditors (subject, if applicable, to stockholder ratification).

     11. Shall pre-approve all audit services and all significant non-audit services to be performed for the Company by the independent auditor. The Committee need not pre-approve non-audit services that fall within the "De Minimis Exception" set forth in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934. In addition, the Committee may delegate authority to approve fees to one or more of its members in its discretion, subject to the limitations of such Section 10A.

     12. At least annually, obtain and review a report from the independent auditor regarding:

          (a)  the independent auditor's internal quality-control procedures;

          (b) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues;

          (c) the independent auditors' independence, including describing all relationships between the independent auditor and the Company and all other matters. Without limiting the foregoing, the Committee shall receive from the auditors a formal written statement delineating all relationships between the auditors and the Company, consistent with Independence Standards Board Standard 1, and the Committee shall be responsible for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors. The Committee shall, where necessary, recommend that the Board take appropriate action to oversee the independence of the auditors; and

          (d) such other matters as the Committee shall determine to be appropriate or necessary.

After reviewing the foregoing report(s) and the independent auditor's work throughout the year, the Committee shall evaluate the auditor's qualifications, performance and independence, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence and taking into account the opinions of management and internal auditors. This evaluation shall include the review and evaluation of the lead partner of the independent auditor and the appropriateness of rotating the audit firm itself. The Committee shall present its conclusions with respect to the independent auditor to the full Board.

     13. Recommend to the Board policies, consistent with applicable law, for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

     14. Meet with the independent auditor prior to the annual audit to review the planning and staffing of the audit.

Oversight of the Company's Internal Audit Function

     15. Review the appointment and replacement of the senior internal auditor.

     16. Review the significant reports to management prepared by the internal auditing department and management's responses.

     17. Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and recommend any changes in the planned scope of the internal audit.

     18. Determine through discussion that internal audit activities conform with the International Standards for the Professional Practice of Internal Auditing promulgated by the Institute of Internal Auditors.

Compliance Oversight Responsibilities

     19. Obtain from the independent auditor assurance that Section 10A(b) has not been implicated.

     20. Establish procedures consistent with applicable law for (a) the receipt, retention and treatment of complaints received by the Company, regarding accounting, internal accounting controls, or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     21. Periodically meet separately with management, with internal auditors (or other personnel responsible for the internal audit function), and with independent auditors.

     22. Report regularly to the Board. The Committee should review with the full Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors, or the performance of the internal audit function.

     23. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports, in each case, which raise material issues regarding the Company's financial statements or accounting policies.

     24. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

     25. As appropriate, obtain advice and assistance from outside legal, accounting or other advisors. The Committee shall have the authority to engage such advisors, and to fund such other expenses as shall be necessary to fulfill its responsibilities as set forth herein.

Committee Membership

         The Committee shall consist of at least three members of the Board, each of whom is, in the business judgment of the Board, "independent" under
Section 10A(m)(3) of the Securities Exchange Act of 1934. The composition of the Committee shall at all times conform to the listing standards of any U.S. Securities Exchange on which the Company's common equity is traded. Each member of the Committee shall be financially literate (or shall become so within a reasonable period of time after appointment to the Committee), and at least one member of the Committee shall have "accounting or related financial management expertise" and qualify as a "financial expert" as defined by the Securities and Exchange Commission, as such qualifications are interpreted by the Board in its business judgment. No Committee member may simultaneously serve on the audit committees of more than two other public companies, unless the Company's Board has determined that such service will not impair the effectiveness of the member's service on the Committee.

         The members of the Committee shall be appointed by the Board, and shall serve at the pleasure of the Board for such term or terms as the Board may determine.

         The compensation to be paid by the Company to any Committee member must consist solely of director's fees; provided, however, that pension or other deferred compensation that is not contingent on future service to the Company will not be deemed to violate this requirement.

Committee Structure and Operations

         A majority of the Committee shall constitute a quorum. The Board shall designate a member of the Committee as its chairperson. The Committee may act by a majority of the members present at a meeting of the Committee. In the event of a tie vote on any issue, the chairperson's vote shall decide the issue. The Committee shall meet in person or telephonically as often as it determines, but not less frequently than quarterly. The Committee may delegate some or all of its duties to a subcommittee comprising one or more members of the Committee. The Committee may ask members of management or others whose advice and counsel are relevant to the issues then being considered by the Committee to attend any meetings and to provide such pertinent information as the Committee may request.

Performance Evaluation

         The Committee shall review the adequacy of this charter and evaluate its performance hereunder at least annually and present such report to the full Board. Such report shall include any recommended changes to this charter. The Board shall also review and approve this charter at least annually.

Resources and Authority of the Committee

         In discharging its oversight responsibilities, the Committee shall have unrestricted access to the Company's management, books and records and the authority to retain outside counsel, accountants or other consultants in the Committee's sole discretion. The Committee may direct any officer of the Company, the independent auditor and/or the Company's internal audit staff to inquire into and report to the Committee on any matter. The Committee may initiate and oversee special investigations as deemed necessary.

         Nothing contained in this charter is intended to, or should be construed as, creating any responsibility or liability of the members of the Committee except to the extent otherwise provided under applicable Delaware law which shall continue to set the legal standard for the conduct of the members of the Committee.

         Adopted, as revised, March 29, 2004

                                                                      ___
                                                     Mark Here for   |   |
                                                     Address Change  |   |
                                                     or Comments     |___|
                                                     PLEASE SEE REVERSE SIDE


 1. ELECTION OF DIRECTORS.     FOR the nominees                WITHHOLD
                             listed below (except              AUTHORITY
                              as withheld in the       to vote for the nominees
                                space provided)               listed below
                                    ___                            ___
                                   |   |                          |   |
                                   |   |                          |   |
                                   |___|                          |___|

NOMINEES: 01 Sidney A. Miller, 02 Martin D. Payon, 03 Spencer I. Browne

The Board of Directors recommends a vote "FOR" the nominees.

TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, WRITE HIS NAME ON THIS LINE:

____________________________________________________________________________

                                                  FOR     AGAINST     ABSTAIN
2.   Ratification of KPMG LLP as the             ___        ___         ___
     independent auditors of the                |   |      |   |       |   |
     corporation. The Audit Committee of        |   |      |   |       |   |
     the Board of Directors recommends a        |___|      |___|       |___|
     vote "FOR" ratification of KPMG LLP

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Dated: ______________________________________________, 2004


 ---------------------------------------------------------
                       Signature(s)


 ---------------------------------------------------------
                       Signature(s)


PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY
USING THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------
                     ^ Detach here from proxy voting card. ^


                      Vote by Internet or Telephone or Mail
                          24 Hours a Day, 7 Days a Week


         Telephone and Internet voting is available through 11:59 PM EST the day prior to annual meeting day.


      Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.


              Internet                                        Telephone                                       Mail
   http://www.eproxy.com/dfc                                1-800-435-6710
                                                                                                        Mark, sign and date
Use the Internet to vote your proxy.               Use any touch-tone telephone to                       your proxy card
Have your proxy card in hand when        OR        vote your proxy. Have your proxy       OR                 and
you access the web site.                           card in hand when you call.                         return it in the
                                                                                                 enclosed postage-paid envelope.

               If you vote your proxy by Internet or by telephone,
                  you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement on the internet at: http://www.deltafinancial.com

PROXY


                           DELTA FINANCIAL CORPORATION
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints Hugh Miller and Marc E. Miller, and each of them, each with full power to act without the other, and with full power of substitution, the attorneys and proxies of the undersigned and hereby authorizes them to represent and to vote, all the shares of Common Stock of Delta Financial Corporation that the undersigned would be entitled to vote, if personally present, at the Annual Meeting of Stockholders to be held on May 11, 2004 or any adjournment thereof, upon such business as may properly come before the meeting, including the items set forth on the reverse side.


            (Continued, and to be marked and sign, on the other side)

  ---------------------------------------------------------------------------
    Address Change/Comments (Mark the corresponding box on the reverse side)
  ---------------------------------------------------------------------------


-------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^


     If you plan to attend Delta Financial Corporation's annual stockholder meeting, kindly detach the bottom of this card, and bring it with you to the meeting. Please note that only those stockholders who bring this proxy card, or other proof of ownership, will be admitted to the meeting.

                          DELTA FINANCIAL CORPORATION

                         Annual Meeting of Stockholders

                             May 11, 2004, 9:00 a.m.
                                Huntington Hilton
                             598 Broad Hollow Road
                            Melville, New York 11747

                                                                      ___
                                                     Mark Here for   |   |
                                                     Address Change  |   |
                                                     or Comments     |___|
                                                     PLEASE SEE REVERSE SIDE


 1. ELECTION OF DIRECTORS.     FOR the nominees                WITHHOLD
                             listed below (except              AUTHORITY
                              as withheld in the       to vote for the nominees
                                space provided)               listed below
                                    ___                            ___
                                   |   |                          |   |
                                   |   |                          |   |
                                   |___|                          |___|

NOMINEES: 01 Sidney A. Miller, 02 Martin D. Payon, 03 Spencer I. Browne

The Board of Directors recommends a vote "FOR" the nominees.

TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, WRITE HIS NAME ON THIS LINE:

____________________________________________________________________________

                                                  FOR     AGAINST     ABSTAIN
2.   Ratification of KPMG LLP as the             ___        ___         ___
     independent auditors of the                |   |      |   |       |   |
     corporation. The Audit Committee of        |   |      |   |       |   |
     the Board of Directors recommends a        |___|      |___|       |___|
     vote "FOR" ratification of KPMG LLP

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Dated: ______________________________________________, 2004


 ---------------------------------------------------------
                       Signature(s)


 ---------------------------------------------------------
                       Signature(s)


PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY
USING THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------
                     ^ Detach here from proxy voting card. ^


                      Vote by Internet or Telephone or Mail
                          24 Hours a Day, 7 Days a Week


         Telephone and Internet voting is available through 11:59 PM EST the day prior to annual meeting day.


      Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.


              Internet                                        Telephone                                       Mail
   http://www.eproxy.com/dfc                                1-800-435-6710
                                                                                                        Mark, sign and date
Use the Internet to vote your proxy.               Use any touch-tone telephone to                       your proxy card
Have your proxy card in hand when        OR        vote your proxy. Have your proxy       OR                 and
you access the web site.                           card in hand when you call.                         return it in the
                                                                                                 enclosed postage-paid envelope.

               If you vote your proxy by Internet or by telephone,
                  you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement on the internet at: http://www.deltafinancial.com

PROXY


                 DELTA FUNDING CORP. 401(k) PROFIT SHARING PLAN
                        CONFIDENTIAL VOTING INSTRUCTIONS
           INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             Annual Meeting of Stockholders, Tuesday, May 11, 2004

     The undersigned hereby instructs the Trustee of the Delta Funding Corp. 401(k) Profit Sharing Plan (the "Plan") to vote all shares of Common Stock of Delta Financial Corporation allocated to the undersigned's account under the Plan at the Annual Meeting of Stockholders of said Corporation to be held at the Huntington Hilton, 598 Broad Hollow Road, Melville, New York 11747 on May 11, 2004, at 9:00 a.m. (local time) or any adjournment thereof. In accordance with the following instructions on the reverse side (or, if no instructions are given, "FOR" the nominees in Proposal 1 and "FOR" Proposal No. 2

                          (Continued on reverse side)

  ---------------------------------------------------------------------------
    Address Change/Comments (Mark the corresponding box on the reverse side)
  ---------------------------------------------------------------------------


-------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^


     If you plan to attend Delta Financial Corporation's annual stockholder meeting, kindly detach the bottom of this card, and bring it with you to the meeting. Please note that only those stockholders who bring this proxy card, or other proof of ownership, will be admitted to the meeting.

                          DELTA FINANCIAL CORPORATION

                         Annual Meeting of Stockholders

                             May 11, 2004, 9:00 a.m.
                                Huntington Hilton
                             598 Broad Hollow Road
                            Melville, New York 11747